ADVISORSHARES HOTEL ETF

Schedule of Investments

September 30, 2023 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 98.4%

Commercial Services – 5.8%
Target Hospitality Corp.*	14,701	$233,452

Entertainment – 2.6%
Marriott Vacations Worldwide Corp.	371	37,334
Monarch Casino & Resort, Inc.	1,082	67,192
Total Entertainment		104,526

Internet – 22.1%
Airbnb, Inc., Class A*	1,475	202,385
Booking Holdings, Inc.*	86	265,219
Expedia Group, Inc.*	1,882	193,978
Trip.com Group Ltd. (China)*(a)	6,700	234,299
Total Internet		895,881

Leisure Time – 4.5%
Royal Caribbean Cruises Ltd.*	2,000	184,280

Lodging – 44.8%
Bluegreen Vacations Holding Corp.	5,914	216,926
Boyd Gaming Corp.	3,246	197,454
GreenTree Hospitality Group Ltd. (China)*(a)	36,734	160,160
Hilton Grand Vacations, Inc.*	4,344	176,801
Hilton Worldwide Holdings, Inc.	1,373	206,197
Hyatt Hotels Corp., Class A	1,000	106,080
InterContinental Hotels Group PLC (United Kingdom)(a)	3,041	227,315
Marriott International, Inc., Class A	1,284	252,383
MGM Resorts International	4,800	176,448
Playa Hotels & Resorts NV*	5,803	42,014
Wyndham Hotels & Resorts, Inc.	680	47,287
Total Lodging		1,809,065

REITS – 18.6%
Apple Hospitality REIT, Inc.	8,741	134,087
Gaming and Leisure Properties, Inc.	1,937	88,230
Host Hotels & Resorts, Inc.	2,658	42,714
Park Hotels & Resorts, Inc.	11,167	137,578
Ryman Hospitality Properties, Inc.	2,000	166,560
VICI Properties, Inc.	6,251	181,904
Total REITS		751,073

Total Common Stocks
(Cost $3,801,270)		3,978,277

MONEY MARKET FUND – 1.8%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.23%(b)
(Cost $71,489)	71,489	71,489

Total Investments – 100.2%
(Cost $3,872,759)		4,049,766
Liabilities in Excess of Other Assets – (0.2%)		(9,246)
Net Assets – 100.0%		$4,040,520

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

*	Non-income producing security.

(a)	American Depositary Receipt.
(b)	Rate shown reflects the 7-day yield as of September 30, 2023.

ADVISORSHARES HOTEL ETF

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$3,978,277	$-	$-	$3,978,277
Money Market Fund	71,489	-	-	71,489
Total	$4,049,766	$-	$-	$4,049,766

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Commercial Services	5.8%
Entertainment	2.6
Internet	22.1
Leisure Time	4.5
Lodging	44.8
REITS	18.6
Money Market Fund	1.8
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%